Income Taxes	12 Months Ended
Jun. 30, 2015
Notes to Financial Statements
Note 6 - Income Taxes

There is no current or deferred income tax expense or benefit for the period ended June 30, 2015.

The provision for income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The items causing this difference for the years ended June 30, 2015 and 2014 are as follows.

	2015		2014
	Amount	Percent	Amount	Percent
Tax benefit at U.S. statutory rate	$172,200	35%	$(6,700)	(41)%
State Income taxes
Less: amortization of discount on convertible notes	(550)	(0)%	—	—%
Less: stock based compensation	(3,500)	(1)%	—	—%
Less: valuation allowance	(168,150)	(34)%	—	—%
Use of prior years’ net operating loss carry forward	—	—%	6,700	41%
Net tax benefit	$—	—%	$—	—%